                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - JUNE 28, 2002
                        (Date of earliest event reported)



                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)



           PENNSYLVANIA                 0-19267               23-2472830
    (State of incorporation)    (Commission file number)    (IRS employer
                                                            identification
                                                                number)



                64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)

ITEM 5.  OTHER INFORMATION.

            On June 28, 2002, Johnson & Johnson Pharmaceutical Research & Development, LLC, ("J&J PRD"), an affiliate of Janssen Pharmaceutica, Inc., a collaborative partner of Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), received a non-approvable letter from the U.S. Food and Drug Administration (the "FDA") related to the New Drug Application for Risperdal Consta(TM), a long-acting formulation of Risperdal(R) utilizing Alkermes' Medisorb(R) technology.

            A copy of the press release issued by Alkermes on July 1, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued by Alkermes, Inc., dated July 1,
                           2002.

                                   SIGNATURES

            Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2002                         Alkermes, Inc.



                                            By:  /s/ James M. Frates
                                                 ----------------------------
                                                 James M. Frates
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer

                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

   99.1           Press Release issued by Alkermes, Inc., dated July 1, 2002.